Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
June 2008

Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	11

Quarterly Common Stock Summary, Capital, and Other Data	12

Consolidated Year to Date Average Balance Sheets	13

Consolidated Year to Date Net Interest Margin Analysis	14

Selected Year to Date Income Statement Data	15

Year to Date Mortgage Banking Income	16

Year to Date Credit Reserves Analysis	17

Year to Date Net Charge-Off Analysis	18

Year to Date Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	19
Notes:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
This document reflects the post-Sky merger organization structure effective on July 1, 2007. Accordingly, the balances presented include the impact of the acquisition from that date.

Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2008	2007		June ‘08 vs ‘07
(in thousands, except number of shares)	June 30,	December 31,	June 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,159,819	$1,416,597	$818,877	$340,942	41.6%
Federal funds sold and securities purchased under resale agreements	198,333	592,649	857,080	(658,747)	(76.9)
Interest bearing deposits in banks	313,855	340,090	271,133	42,722	15.8
Trading account securities	1,096,239	1,032,745	619,836	476,403	76.9
Loans held for sale	365,063	494,379	348,272	16,791	4.8
Investment securities	4,788,275	4,500,171	3,863,182	925,093	23.9
Loans and leases (1)	41,047,140	40,054,338	26,811,513	14,235,627	53.1
Allowance for loan and lease losses	(679,403)	(578,442)	(307,519)	(371,884)	N.M.

Net loans and leases	40,367,737	39,475,896	26,503,994	13,863,743	52.3

Bank owned life insurance	1,341,162	1,313,281	1,107,042	234,120	21.1
Premises and equipment	533,789	557,565	398,436	135,353	34.0
Goodwill	3,056,691	3,059,333	569,738	2,486,953	N.M.
Other intangible assets	395,250	427,970	54,646	340,604	N.M.
Accrued income and other assets	1,717,628	1,486,792	1,008,450	709,178	70.3

Total Assets	$55,333,841	$54,697,468	$36,420,686	$18,913,155	51.9%

Liabilities and Shareholders’ Equity Liabilities
Deposits (2)	$38,124,426	$37,742,921	$24,599,912	$13,524,514	55.0%
Short-term borrowings	2,313,190	2,843,638	2,860,939	(547,749)	(19.1)
Federal Home Loan Bank advances	3,058,163	3,083,555	1,397,398	1,660,765	N.M.
Other long-term debt	2,608,092	1,937,078	2,016,199	591,893	29.4
Subordinated notes	1,879,900	1,934,276	1,494,197	385,703	25.8
Accrued expenses and other liabilities	968,805	1,206,860	987,900	(19,095)	(1.9)

Total Liabilities	48,952,576	48,748,328	33,356,545	15,596,031	46.8

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares- 8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, 569,000 shares issued and outstanding.	569,000	—	—	569,000	—
Common stock —
Par value of $0.01 and authorized 1,000,000,000 shares; issued 367,019,713; 367,000,815, and 236,944,611 shares, respectively; outstanding 366,196,767; 366,261,676, and 236,244,063 shares respectively.	3,670	3,670	2,369	1,301	54.9
Capital surplus	5,226,326	5,237,783	2,089,516	3,136,810	N.M.
Less 822,946; 739,139 and 700,548 treasury shares at cost, respectively	(15,224)	(14,391)	(13,754)	(1,470)	10.7
Accumulated other comprehensive loss	(243,122)	(49,611)	(80,790)	(162,332)	N.M.
Retained earnings	840,615	771,689	1,066,800	(226,185)	(21.2)

Total Shareholders’ Equity	6,381,265	5,949,140	3,064,141	3,317,124	N.M.

Total Liabilities and Shareholders’ Equity	$55,333,841	$54,697,468	$36,420,686	$18,913,155	51.9%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

							Change
	2008		2007				June ‘08 vs ‘07
(in thousands)	June 30,		December 31,		June 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Commercial and industrial	$13,745,515	33.5%	$13,125,565	32.8%	$8,185,451	30.5%	$5,560,064	67.9%
Commercial real estate:
Construction	2,135,979	5.2	1,961,839	4.9	1,382,533	5.2	753,446	54.5
Commercial	7,565,486	18.4	7,221,213	18.0	3,484,039	13.0	4,081,447	N.M.

Commercial real estate	9,701,465	23.6	9,183,052	22.9	4,866,572	18.2	4,834,893	99.3

Total commercial	23,446,980	57.1	22,308,617	55.7	13,052,023	48.7	10,394,957	79.6

Consumer:
Automobile loans	3,758,715	9.2	3,114,029	7.8	2,424,105	9.0	1,334,610	55.1
Automobile leases	834,777	2.0	1,179,505	2.9	1,488,903	5.6	(654,126)	(43.9)
Home equity	7,410,393	18.1	7,290,063	18.2	5,015,506	18.7	2,394,887	47.7
Residential mortgage	4,901,420	11.9	5,447,126	13.6	4,398,720	16.4	502,700	11.4
Other loans	694,855	1.7	714,998	1.8	432,256	1.6	262,599	60.8

Total consumer	17,600,160	42.9	17,745,721	44.3	13,759,490	51.3	3,840,670	27.9

Total loans and leases	$41,047,140	100.0	$40,054,338	100.0	$26,811,513	100.0	$14,235,627	53.1

By Business Segment
Regional Banking:
Central Ohio	$5,226,741	12.7%	$5,110,270	12.8%	$3,701,459	13.8%	$1,525,282	41.2%
Northwest Ohio	2,238,454	5.5	2,284,141	5.7	449,232	1.7	1,789,222	N.M.
Greater Cleveland	3,262,379	7.9	3,097,120	7.7	2,099,941	7.8	1,162,438	55.4
Greater Akron/Canton	2,088,189	5.1	2,020,447	5.0	1,330,102	5.0	758,087	57.0
Southern Ohio/Kentucky	2,966,035	7.2	2,659,870	6.6	2,275,224	8.5	690,811	30.4
Mahoning Valley	865,226	2.1	927,918	2.3	—	—	865,226	—
Ohio Valley	867,682	2.1	870,276	2.2	—	—	867,682	—
West Michigan	2,600,512	6.3	2,477,617	6.2	2,439,517	9.1	160,995	6.6
East Michigan	1,809,680	4.4	1,750,171	4.4	1,654,934	6.2	154,746	9.4
Western Pennsylvania	1,013,470	2.5	1,053,685	2.6	—	—	1,013,470	—
Pittsburgh	969,307	2.4	900,789	2.2	—	—	969,307	—
Central Indiana	1,527,627	3.7	1,421,116	3.5	1,004,934	3.7	522,693	52.0
West Virginia	1,213,033	3.0	1,155,719	2.9	1,148,573	4.3	64,460	5.6
Other Regional	5,828,043	14.2	6,176,485	15.6	3,832,953	14.3	1,995,090	52.1

Regional Banking	32,476,378	79.1	31,905,624	79.7	19,936,869	74.4	12,539,509	62.9
Dealer Sales	5,958,599	14.5	5,563,415	13.9	4,944,386	18.4	1,014,213	20.5
Private Financial and Capital Markets Group	2,612,163	6.4	2,585,299	6.4	1,930,258	7.2	681,905	35.3
Treasury/Other	—	—	—	—	—	—	—	—

Total loans and leases	$41,047,140	100.0%	$40,054,338	100.0%	$26,811,513	100.0%	$14,235,627	53.1%

N.M., not a meaningful value.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2008		2007				June ‘08 vs ‘07

(in thousands)	June 30,		December 31,		June 30,		Amount	Percent

	(Unaudited)				(Unaudited)
By Type
Demand deposits — non-interest bearing	$5,253,156	13.8%	$5,371,747	14.2%	$3,625,540	14.7%	$1,627,616	44.9%
Demand deposits — interest bearing	4,074,202	10.7	4,048,873	10.7	2,496,250	10.1	1,577,952	63.2
Money market deposits	6,170,640	16.2	6,643,242	17.6	5,323,707	21.6	846,933	15.9
Savings and other domestic deposits	5,008,855	13.1	4,968,615	13.2	2,914,078	11.8	2,094,777	71.9
Core certificates of deposit	11,273,807	29.6	10,736,146	28.4	5,738,598	23.3	5,535,209	96.5

Total core deposits	31,780,660	83.4	31,768,623	84.1	20,098,173	81.5	11,682,487	58.1
Other domestic deposits of $100,000 or more	2,138,692	5.6	1,870,730	5.0	984,412	4.0	1,154,280	N.M.
Brokered deposits and negotiable CDs	3,100,955	8.1	3,376,854	8.9	2,920,726	11.9	180,229	6.2
Deposits in foreign offices	1,104,119	2.9	726,714	2.0	596,601	2.6	507,518	85.1

Total deposits	$38,124,426	100.0%	$37,742,921	100.0%	$24,599,912	100.0%	$13,524,514	55.0%

Total core deposits:
Commercial	$8,471,809	26.7%	$9,017,852	28.4%	$6,267,644	31.2%	$2,204,165	35.2%
Personal	23,308,851	73.3	22,750,771	71.6	13,830,529	68.8	9,478,322	68.5

Total core deposits	$31,780,660	100.0%	$31,768,623	100.0%	$20,098,173	100.0%	$11,682,487	58.1%

By Business Segment
Regional Banking:
Central Ohio	$6,618,913	17.4%	$6,332,143	16.8%	$5,016,401	20.4%	$1,602,512	31.9%
Northwest Ohio	2,775,959	7.3	2,837,735	7.5	1,097,765	4.5	1,678,194	N.M.
Greater Cleveland	3,334,461	8.7	3,194,780	8.5	2,025,824	8.2	1,308,637	64.6
Greater Akron/Canton	2,631,229	6.9	2,636,564	7.0	1,883,329	7.7	747,900	39.7
Southern Ohio/Kentucky	2,655,612	7.0	2,628,766	7.0	2,353,087	9.6	302,525	12.9
Mahoning Valley	1,498,004	3.9	1,550,676	4.1	—	—	1,498,004	—
Ohio Valley	1,280,188	3.4	1,289,027	3.4	—	—	1,280,188	—
West Michigan	2,946,401	7.7	2,919,926	7.7	2,820,076	11.5	126,325	4.5
East Michigan	2,513,804	6.6	2,442,354	6.5	2,357,108	9.6	156,696	6.6
Western Pennsylvania	1,629,258	4.3	1,643,483	4.4	—	—	1,629,258	—
Pittsburgh	935,180	2.5	948,451	2.5	—	—	935,180	—
Central Indiana	1,973,110	5.2	1,896,433	5.0	851,839	3.5	1,121,271	N.M.
West Virginia	1,658,034	4.3	1,589,903	4.2	1,586,407	6.4	71,627	4.5
Other Regional	849,501	2.2	771,261	2.0	526,035	2.1	323,466	61.5

Regional Banking	33,299,654	87.3	32,681,502	86.6	20,517,871	83.4	12,781,783	62.3
Dealer Sales	56,517	0.1	58,196	0.2	57,554	0.2	(1,037)	(1.8)
Private Financial and Capital Markets Group	1,666,608	4.4	1,626,043	4.3	1,106,329	4.5	560,279	50.6
Treasury / Other (1)	3,101,647	8.2	3,377,180	8.9	2,918,158	11.9	183,489	6.3

Total deposits	$38,124,426	100.0%	$37,742,921	100.0%	$24,599,912	100.0%	$13,524,514	55.0%

N.M., not a meaningful value.

(1)	Comprised largely of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2008		2007			2Q08 vs 2Q07
(in millions)	Second	First	Fourth	Third	Second	Amount	Percent

Assets
Interest bearing deposits in banks	$256	$293	$324	$292	$259	$(3)	(1.2)%
Trading account securities	1,243	1,186	1,122	1,149	230	1,013	N.M.
Federal funds sold and securities purchased under resale agreements	566	769	730	557	574	(8)	(1.4)
Loans held for sale	501	565	493	419	291	210	72.2
Investment securities:
Taxable	3,971	3,774	3,807	3,951	3,253	718	22.1
Tax-exempt	717	703	689	675	629	88	14.0

Total investment securities	4,688	4,477	4,496	4,626	3,882	806	20.8
Loans and leases: (1)
Commercial:
Commercial and industrial	13,631	13,343	13,270	13,036	8,167	5,464	66.9
Commercial real estate:
Construction	2,038	2,014	1,892	1,815	1,258	780	62.0
Commercial	7,563	7,273	7,161	7,165	3,393	4,170	N.M.

Commercial real estate	9,601	9,287	9,053	8,980	4,651	4,950	N.M.

Total commercial	23,232	22,630	22,323	22,016	12,818	10,414	81.2

Consumer:
Automobile loans	3,636	3,309	3,052	2,931	2,322	1,314	56.6
Automobile leases	915	1,090	1,272	1,423	1,551	(636)	(41.0)

Automobile loans and leases	4,551	4,399	4,324	4,354	3,873	678	17.5
Home equity	7,365	7,274	7,297	7,468	4,973	2,392	48.1
Residential mortgage	5,178	5,351	5,437	5,456	4,351	827	19.0
Other loans	699	713	728	534	424	275	64.9

Total consumer	17,793	17,737	17,786	17,812	13,621	4,172	30.6

Total loans and leases	41,025	40,367	40,109	39,828	26,439	14,586	55.2
Allowance for loan and lease losses	(654)	(630)	(474)	(475)	(297)	(357)	N.M.

Net loans and leases	40,371	39,737	39,635	39,353	26,142	14,229	54.4

Total earning assets	48,279	47,657	47,274	46,871	31,675	16,604	52.4

Cash and due from banks	943	1,036	1,098	1,111	748	195	26.1
Intangible assets	3,449	3,472	3,440	3,337	626	2,823	N.M.
All other assets	3,522	3,350	3,142	3,124	2,398	1,124	46.9

Total Assets	$55,539	$54,885	$54,480	$53,968	$35,150	$20,389	58.0%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$5,061	$5,034	$5,218	$5,384	$3,591	$1,470	40.9%
Demand deposits — interest bearing	4,086	3,934	3,929	3,808	2,404	1,682	70.0
Money market deposits	6,267	6,753	6,845	6,869	5,466	801	14.7
Savings and other domestic deposits	5,047	5,004	5,012	5,127	2,931	2,116	72.2
Core certificates of deposit	10,952	10,796	10,674	10,425	5,591	5,361	95.9

Total core deposits	31,413	31,521	31,678	31,613	19,983	11,430	57.2
Other domestic deposits of $100,000 or more	2,143	1,983	1,731	1,610	1,056	1,087	N.M.
Brokered deposits and negotiable CDs	3,361	3,542	3,518	3,728	2,682	679	25.3
Deposits in foreign offices	1,110	885	748	701	552	558	N.M.

Total deposits	38,027	37,931	37,675	37,652	24,273	13,754	56.7
Short-term borrowings	2,854	2,772	2,489	2,542	2,075	779	37.5
Federal Home Loan Bank advances	3,412	3,389	3,070	2,553	1,329	2,083	N.M.
Subordinated notes and other long-term debt	3,928	3,814	3,875	3,912	3,470	458	13.2

Total interest bearing liabilities	43,160	42,872	41,891	41,275	27,556	15,604	56.6

All other liabilities	963	1,104	1,160	1,103	960	3	0.3
Shareholders’ equity	6,355	5,875	6,211	6,206	3,043	3,312	N.M.

Total Liabilities and Shareholders’ Equity	$55,539	$54,885	$54,480	$53,968	$35,150	$20,389	58.0%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2008		2007
Fully taxable equivalent basis (1)	Second	First	Fourth	Third	Second

Assets
Interest bearing deposits in banks	2.77%	3.97%	4.30%	4.69%	6.47%
Trading account securities	5.13	5.27	5.72	6.01	5.74
Federal funds sold and securities purchased under resale agreements	2.08	3.07	4.59	5.26	5.28
Loans held for sale	5.98	5.41	5.86	5.13	5.79
Investment securities:
Taxable	5.50	5.71	5.98	6.09	6.11
Tax-exempt	6.77	6.75	6.74	6.78	6.69

Total investment securities	5.69	5.88	6.10	6.19	6.20
Loans and leases: (3)
Commercial:
Commercial and industrial	5.53	6.32	6.92	7.70	7.36
Commercial real estate:
Construction	4.81	5.86	7.24	7.70	7.63
Commercial	5.47	6.27	7.09	7.63	7.35

Commercial real estate	5.32	6.18	7.12	7.65	7.42

Total commercial	5.45	6.27	7.00	7.68	7.38

Consumer:
Automobile loans	7.12	7.25	7.31	7.25	7.10
Automobile leases	5.59	5.53	5.52	5.56	5.34

Automobile loans and leases	6.81	6.82	6.78	6.70	6.39
Home equity	6.43	7.21	7.81	7.94	7.63
Residential mortgage	5.78	5.86	5.88	6.06	5.61
Other loans	9.98	10.43	10.91	11.48	9.57

Total consumer	6.48	6.84	7.10	7.17	6.69

Total loans and leases	5.89	6.51	7.05	7.45	7.03

Total earning assets	5.85%	6.40%	6.88%	7.25%	6.92%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	0.55	0.82	1.14	1.53	1.22
Money market deposits	1.76	2.83	3.67	3.78	3.85
Savings and other domestic deposits	1.83	2.27	2.54	2.54	2.23
Core certificates of deposit	4.37	4.68	4.83	4.99	4.79

Total core deposits	2.67	3.18	3.55	3.69	3.50
Other domestic deposits of $100,000 or more	3.77	4.39	4.99	4.79	5.31
Brokered deposits and negotiable CDs	3.38	4.43	5.24	5.42	5.53
Deposits in foreign offices	1.66	2.16	3.27	3.29	3.16

Total deposits	2.78	3.36	3.80	3.94	3.84
Short-term borrowings	1.66	2.78	3.74	4.10	4.50
Federal Home Loan Bank advances	3.01	3.94	5.03	5.31	4.76
Subordinated notes and other long-term debt	4.21	5.12	5.93	6.15	5.96

Total interest bearing liabilities	2.85%	3.53%	4.09%	4.24%	4.20%

Net interest rate spread	3.00%	2.87%	2.79%	3.01%	2.72%
Impact of non-interest bearing funds on margin	0.29	0.36	0.47	0.51	0.54

Net interest margin	3.29%	3.23%	3.26%	3.52%	3.26%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Leases and Deposit
   Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2008		2007			2Q08 vs 2Q07
(in millions)	Second	First	Fourth	Third	Second	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$5,199	$5,099	$5,011	$4,910	$3,644	$1,555	42.7%
Northwest Ohio	2,251	2,295	2,318	2,331	452	1,799	N.M.
Greater Cleveland	3,241	3,148	3,079	2,993	2,064	1,177	57.0
Greater Akron/Canton	2,085	2,021	2,037	2,024	1,328	757	57.0
Southern Ohio/Kentucky	2,925	2,782	2,576	2,527	2,205	720	32.7
Mahoning Valley	883	888	925	871	—	883	—
Ohio Valley	872	870	867	759	—	872	—
West Michigan	2,572	2,508	2,470	2,484	2,447	125	5.1
East Michigan	1,792	1,734	1,767	1,750	1,639	153	9.3
Western Pennsylvania	1,015	1,032	1,092	1,069	—	1,015	—
Pittsburgh	931	909	896	912	—	931	—
Central Indiana	1,527	1,463	1,397	1,406	982	545	55.5
West Virginia	1,199	1,160	1,135	1,163	1,128	71	6.3
Other Regional	6,062	6,185	6,500	6,754	3,774	2,288	60.6

Regional Banking	32,554	32,094	32,070	31,953	19,663	12,891	65.6
Dealer Sales	5,877	5,720	5,515	5,376	4,888	989	20.2
Private Financial and Capital Markets Group	2,594	2,553	2,524	2,499	1,888	706	37.4
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$41,025	$40,367	$40,109	$39,828	$26,439	$14,586	55.2%

Deposit composition (1)
Regional Banking:
Central Ohio	$6,596	$6,359	$6,169	$6,026	$4,962	$1,634	32.9%
Northwest Ohio	2,765	2,828	2,825	2,856	1,070	1,695	N.M.
Greater Cleveland	3,317	3,189	3,089	2,969	2,024	1,293	63.9
Greater Akron/Canton	2,652	2,669	2,634	2,613	1,898	754	39.7
Southern Ohio/Kentucky	2,596	2,655	2,644	2,564	2,333	263	11.3
Mahoning Valley	1,520	1,542	1,550	1,562	—	1,520	—
Ohio Valley	1,282	1,284	1,345	1,380	—	1,282	—
West Michigan	2,906	2,904	2,925	2,868	2,784	122	4.4
East Michigan	2,458	2,420	2,404	2,423	2,397	61	2.5
Western Pennsylvania	1,624	1,631	1,655	1,695	—	1,624	—
Pittsburgh	972	963	946	943	—	972	—
Central Indiana	1,946	1,888	1,940	1,831	854	1,092	N.M.
West Virginia	1,608	1,594	1,567	1,562	1,535	73	4.8
Other Regional	851	823	759	861	537	314	58.5

Regional Banking	33,093	32,749	32,452	32,153	20,394	12,699	62.3
Dealer Sales	54	54	59	56	55	(1)	(1.8)
Private Financial and Capital Markets Group	1,518	1,583	1,629	1,645	1,142	376	32.9
Treasury / Other	3,362	3,545	3,535	3,798	2,682	680	25.4

Total deposits	$38,027	$37,931	$37,675	$37,652	$24,273	$13,754	56.7%

N.M., not a meaningful value.

(1)	Prior period amounts have been reclassified to conform to the current period presentation.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2008		2007			2Q08 vs 2Q07
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second	Amount	Percent

Interest income	$696,675	$753,411	$814,398	$851,155	$542,461	$154,214	28.4%
Interest expense	306,809	376,587	431,465	441,522	289,070	17,739	6.1

Net interest income	389,866	376,824	382,933	409,633	253,391	136,475	53.9
Provision for credit losses	120,813	88,650	512,082	42,007	60,133	60,680	N.M.

Net interest income (loss) after provision for credit losses	269,053	288,174	(129,149)	367,626	193,258	75,795	39.2

Service charges on deposit accounts	79,630	72,668	81,276	78,107	50,017	29,613	59.2
Trust services	33,089	34,128	35,198	33,562	26,764	6,325	23.6
Brokerage and insurance income	35,694	36,560	30,288	28,806	17,199	18,495	N.M.
Other service charges and fees	23,242	20,741	21,891	21,045	14,923	8,319	55.7
Bank owned life insurance income	14,131	13,750	13,253	14,847	10,904	3,227	29.6
Mortgage banking income (loss)	12,502	(7,063)	3,702	9,629	7,122	5,380	75.5
Securities gains (losses)	2,073	1,429	(11,551)	(13,152)	(5,139)	7,212	N.M.
Other income (loss) (2)	36,069	63,539	(3,500)	31,830	34,403	1,666	4.8

Total non-interest income	236,430	235,752	170,557	204,674	156,193	80,237	51.4

Personnel costs	199,991	201,943	214,850	202,148	135,191	64,800	47.9
Outside data processing and other services	30,186	34,361	39,130	40,600	25,701	4,485	17.5
Net occupancy	26,971	33,243	26,714	33,334	19,417	7,554	38.9
Equipment	25,740	23,794	22,816	23,290	17,157	8,583	50.0
Amortization of intangibles	19,327	18,917	20,163	19,949	2,519	16,808	N.M.
Marketing	7,339	8,919	16,175	13,186	8,986	(1,647)	(18.3)
Professional services	13,752	9,090	14,464	11,273	8,101	5,651	69.8
Telecommunications	6,864	6,245	8,513	7,286	4,577	2,287	50.0
Printing and supplies	4,757	5,622	6,594	4,743	3,672	1,085	29.5
Other expense (2)	42,876	28,347	70,133	29,754	19,334	23,542	N.M.

Total non-interest expense	377,803	370,481	439,552	385,563	244,655	133,148	54.4

Income (loss) before income taxes	127,680	153,445	(398,144)	186,737	104,796	22,884	21.8
Provision (benefit) for income taxes	26,328	26,377	(158,864)	48,535	24,275	2,053	8.5

Net income (loss)	$101,352	$127,068	$(239,280)	$138,202	$80,521	$20,831	25.9%

Dividends declared on preferred shares	11,151	—	—	—	—	11,151	—

Net income (loss) applicable to common shares	$90,201	$127,068	$(239,280)	$138,202	$80,521	$9,680	12.0%

Average common shares — basic	366,206	366,235	366,119	365,895	236,032	130,174	55.2%
Average common shares — diluted (3)	367,234	367,208	366,119	368,280	239,008	128,226	53.6

Per common share
Net income (loss) — basic	$0.25	$0.35	$(0.65)	$0.38	$0.34	$(0.09)	(26.5)%
Net income (loss) — diluted	0.25	0.35	(0.65)	0.38	0.34	(0.09)	(26.5)
Cash dividends declared	0.1325	0.2650	0.2650	0.2650	0.2650	(0.133)	(50.2)

Return on average total assets	0.73%	0.93%	(1.74)%	1.02%	0.92	(0.19)%	(20.7)
Return on average total shareholders’ equity	6.4	8.7	(15.3)	8.8	10.6	(4.2)	(39.6)
Return on average tangible shareholders’ equity (4)	15.0	22.0	(30.7)	19.7	13.5	1.5	11.1
Net interest margin (5)	3.29	3.23	3.26	3.52	3.26	0.03	0.9
Efficiency ratio (6)	56.9	57.0	73.5	57.7	57.8	(0.9)	(1.6)
Effective tax rate (benefit)	20.6	17.2	(39.9)	26.0	23.2	(2.6)	(11.2)

Revenue — fully taxable equivalent (FTE)
Net interest income	$389,866	$376,824	$382,933	$409,633	$253,391	$136,475	53.9
FTE adjustment	5,624	5,502	5,363	5,712	4,127	1,497	36.3

Net interest income (5)	395,490	382,326	388,296	415,345	257,518	137,972	53.6
Non-interest income	236,430	235,752	170,557	204,674	156,193	80,237	51.4

Total revenue (5)	$631,920	$618,078	$558,853	$620,019	$413,711	$218,209	52.7%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to “Significant Items Influencing Financial Performance Comparisons”.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	For the three months ended June 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation. It was excluded because the result would have been higher than basic earnings per common share (anti-dilutive) for the period.

(4)	Net income less expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible equity equals average total stockholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2008		2007			2Q08 vs 2Q07
(in thousands, except as noted)	Second	First	Fourth	Third	Second	Amount	Percent

Mortgage Banking Income
Origination and secondary marketing	$13,098	$9,332	$5,879	$8,375	$6,771	$6,327	93.4%
Servicing fees	11,166	10,894	11,405	10,811	6,976	4,190	60.1
Amortization of capitalized servicing(1)	(7,024)	(6,914)	(5,929)	(6,571)	(4,449)	(2,575)	(57.9)
Other mortgage banking income	5,959	4,331	4,113	3,016	2,822	3,137	N.M.

Sub-total	23,199	17,643	15,468	15,631	12,120	11,079	91.4
MSR valuation adjustment (1)	39,031	(18,093)	(21,245)	(9,863)	16,034	22,997	N.M.
Net trading (losses) gains related to MSR hedging	(49,728)	(6,613)	9,479	3,861	(21,032)	(28,696)	N.M.

Total mortgage banking income (loss)	$12,502	$(7,063)	$3,702	$9,629	$7,122	$5,380	75.5%

Capitalized mortgage servicing rights(2)	$240,024	$191,806	$207,894	$228,933	$155,420	$84,604	54.4%
Total mortgages serviced for others (in millions)(2)	15,770	15,138	15,088	15,073	8,693	7,077	81.4
MSR % of investor servicing portfolio	1.52%	1.27%	1.38%	1.52%	1.79%	(0.27)%	(15.1)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$39,031	$(18,093)	$(21,245)	$(9,863)	$16,034	$22,997	N.M. %
Net trading (losses) gains related to MSR hedging	(49,728)	(6,613)	9,479	3,861	(21,032)	(28,696)	N.M.
Net interest income related to MSR hedging	9,364	5,934	3,192	2,357	248	9,116	N.M.

Net impact of MSR hedging	$(1,333)	$(18,772)	$(8,574)	$(3,645)	$(4,750)	$3,417	(71.9)%

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2008		2007
(in thousands)	Second	First	Fourth	Third	Second

Allowance for loan and lease losses, beginning of period	$627,615	$578,442	$454,784	$307,519	$282,976

Acquired allowance for loan and lease losses	—	—	—	188,128	—
Loan and lease losses	(78,084)	(60,804)	(388,506)	(57,466)	(44,158)
Recoveries of loans previously charged off	12,837	12,355	10,599	10,360	9,658

Net loan and lease losses	(65,247)	(48,449)	(377,907)	(47,106)	(34,500)

Provision for loan and lease losses	117,035	97,622	503,781	36,952	59,043
Allowance for loans transferred to held-for-sale	—	—	(2,216)	(30,709)	—

Allowance for loan and lease losses, end of period	$679,403	$627,615	$578,442	$454,784	$307,519

Allowance for unfunded loan commitments and letters of credit, beginning of period	$57,556	$66,528	$58,227	$41,631	$40,541

Acquired AULC	—	—	—	11,541	—
Provision for (reduction in) unfunded loan commitments and letters of credit losses	3,778	(8,972)	8,301	5,055	1,090

Allowance for unfunded loan commitments and letters of credit, end of period	$61,334	$57,556	$66,528	$58,227	$41,631

Total allowances for credit losses	$740,737	$685,171	$644,970	$513,011	$349,150

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	1.45%	1.34%	1.27%	0.97%	0.94%
Economic reserve	0.21	0.19	0.17	0.17	0.21

Total loans and leases	1.66%	1.53%	1.44%	1.14%	1.15%

Nonaccrual loans and leases (NALs)	127	166	181	182	145

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.80%	1.67%	1.61%	1.28%	1.30%
Nonaccrual loans and leases	138	182	202	206	165

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2008		2007
(in thousands)	Second	First	Fourth	Third	Second

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$12,361	$10,732	$323,905	$12,641	$7,251
Commercial real estate:
Construction	575	122	6,800	2,157	2,888
Commercial	14,524	4,153	13,936	2,506	10,396

Commercial real estate	15,099	4,275	20,736	4,663	13,284

Total commercial	27,460	15,007	344,641	17,304	20,535

Consumer:
Automobile loans	8,522	8,008	7,347	5,354	1,631
Automobile leases	2,928	3,211	3,046	2,561	2,699

Automobile loans and leases	11,450	11,219	10,393	7,915	4,330
Home equity	13,984	14,515	12,212	10,841	5,405
Residential mortgage	4,286	2,927	3,340	4,405	1,695
Other loans	8,067	4,781	7,321	6,641	2,535

Total consumer	37,787	33,442	33,266	29,802	13,965

Total net charge-offs	$65,247	$48,449	$377,907	$47,106	$34,500

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	0.36%	0.32%	9.76%	0.39%	0.36%
Commercial real estate:
Construction	0.11	0.02	1.44	0.48	0.92
Commercial	0.77	0.23	0.78	0.14	1.23

Commercial real estate	0.63	0.18	0.92	0.21	1.14

Total commercial	0.47	0.27	6.18	0.31	0.64

Consumer:
Automobile loans	0.94	0.97	0.96	0.73	0.28
Automobile leases	1.28	1.18	0.96	0.72	0.70

Automobile loans and leases	1.01	1.02	0.96	0.73	0.45
Home equity	0.76	0.80	0.67	0.58	0.43
Residential mortgage	0.33	0.22	0.25	0.32	0.16
Other loans	4.62	2.68	4.02	4.97	2.39

Total consumer	0.85	0.75	0.75	0.67	0.41

Net charge-offs as a % of average loans	0.64%	0.48%	3.77%	0.47%	0.52%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	2008		2007
(in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,

Nonaccrual loans and leases:
Commercial and industrial	$161,345	$101,842	$87,679	$82,960	$65,846
Commercial real estate	261,739	183,000	148,467	95,587	88,965
Residential mortgage	82,882	66,466	59,557	47,738	39,868
Home equity	29,076	26,053	24,068	23,111	16,837

Total nonaccrual loans and leases	535,042	377,361	319,771	249,396	211,516
Restructured loans	368,379	1,157,361	1,187,368	—	—
Other real estate, net:
Residential	59,119	63,675	60,804	49,555	47,590
Commercial	13,259	10,181	14,467	19,310	2,079

Total other real estate, net	72,378	73,856	75,271	68,865	49,669
Impaired loans held for sale (1)	14,759	66,353	73,481	100,485	—
Other NPAs (2)	2,557	2,836	4,379	16,296	—

Total nonperforming assets	$993,115	$1,677,767	$1,660,270	$435,042	$261,185

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	1.30%	0.92%	0.80%	0.62%	0.79%

NPA ratio (3)	2.41	4.08	4.13	1.08	0.97

Accruing loans and leases past due 90 days or more	$136,914	$152,897	$140,977	$115,607	$67,277

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.33%	0.37%	0.35%	0.29%	0.25%

	2008		2007
(in thousands)	Second	First	Fourth	Third	Second

Nonperforming assets, beginning of period	$1,677,767	$1,660,270	$435,042	$261,185	$206,678
New nonperforming assets	256,308	141,090	211,134	92,986	112,348
Restructured loans (4)	(762,033)	—	1,187,368	—	—
Acquired nonperforming assets	—	—	—	144,492	—
Returns to accruing status	(5,817)	(13,484)	(5,273)	(8,829)	(4,674)
Loan and lease losses	(40,808)	(27,896)	(62,502)	(28,031)	(27,149)
Payments	(73,040)	(68,753)	(30,756)	(17,589)	(19,662)
Sales	(59,262)	(13,460)	(74,743)	(9,172)	(6,356)

Nonperforming assets, end of period	$993,115	$1,677,767	$1,660,270	$435,042	$261,185

(1)	Represent impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell. The decline from March 31, 2008 to June 30, 2008 was primarily due to the sale of these loans.

(2)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

(4)	Restructured loans include loans to Franklin Credit Management Corporation (Franklin) that were restructured during the 2007 fourth quarter, and the subsequent removal of the Franklin Tranche A loans from non-performing status during the 2008 second quarter.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2008		2007
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second

Common stock price, per share
High (1)	$11.750	$14.870	$18.390	$22.930	$22.960
Low (1)	4.940	9.640	13.500	16.050	21.300
Close	5.770	10.750	14.760	16.980	22.740
Average closing price	8.783	12.268	16.125	18.671	22.231

Dividends, per share
Cash dividends declared per common share	$0.1325	$0.2650	$0.2650	$0.2650	$0.2650

Common shares outstanding
Average — basic	366,206	366,235	366,119	365,895	236,032
Average — diluted	367,234	367,208	366,119	368,280	239,008
Ending	366,197	366,226	366,262	365,898	236,244

Book value per common share	$15.87	$16.13	$16.24	$17.08	$12.97
Tangible book value per common share (2)	6.82	7.08	7.13	8.10	10.41

Capital data

	2008		2007
(in millions)	June 30,	March 31,	December 31,	September 30,	June 30,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,381	$5,907	$5,949	$6,250	$3,064
Less: goodwill	(3,057)	(3,047)	(3,059)	(2,996)	(570)
Less: other intangible assets	(395)	(409)	(428)	(443)	(55)
Add: related deferred tax liability (2)	138	143	150	155	19

Total tangible equity	3,068	2,593	2,612	2,965	2,459
Less: Preferred equity	(569)	—	—	—	—

Total tangible common equity	$2,499	$2,593	$2,612	$2,965	$2,459

Total assets	$55,334	$56,052	$54,697	$55,304	$36,421
Less: goodwill	(3,057)	(3,047)	(3,059)	(2,996)	(570)
Less: other intangible assets	(395)	(409)	(428)	(443)	(55)
Add: related deferred tax liability (2)	138	143	150	155	19

Total tangible assets	$52,020	$52,739	$51,360	$52,020	$35,815

Tangible equity / asset ratio	5.90%	4.92%	5.08%	5.70%	6.87%
Tangible common equity / asset ratio	4.80	4.92	5.08	5.70	6.87

Other capital data:
Total risk-weighted assets (3)	$45,540	$46,546	$46,044	$45,931	$32,121

Tier 1 leverage ratio (3)	7.88%	6.83%	6.77%	7.57%	9.07%
Tier 1 risk-based capital ratio (3)	9.03	7.56	7.51	8.35	9.74
Total risk-based capital ratio (3)	12.31	10.87	10.85	11.58	13.49

Tangible equity / risk-weighted assets ratio (3)	6.74	5.57	5.67	6.46	7.66
Average equity / average assets	11.44	10.70	11.40	11.50	8.66

Other data:
Number of employees (full-time equivalent)	11,258	11,786	11,925	12,312	8,410
Number of domestic full-service banking offices (4)	625	627	625	620	379

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	June 30, 2008 figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(4)	Includes Private Financial Group offices.

Huntington Bancshares Incorporated
Consolidated Year to Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully taxable equivalent basis	Six Months Ended June 30,		Change
(in millions)	2008	2007	Amount	Percent

Assets
Interest bearing deposits in banks	$274	$212	$62	29.2%
Trading account securities	1,214	139	1,075	N.M.
Federal funds sold and securities purchased under resale agreements	668	538	130	24.2
Loans held for sale	533	266	267	N.M.
Investment securities:
Taxable	3,873	3,423	450	13.1
Tax-exempt	710	610	100	16.4

Total investment securities	4,583	4,033	550	13.6
Loans and leases: (1)
Commercial:
Commercial and industrial	13,487	8,077	5,410	67.0
Commercial real estate:
Construction	2,026	1,208	818	67.7
Commercial	7,418	3,355	4,063	N.M.

Commercial real estate	9,444	4,563	4,881	N.M.

Total commercial	22,931	12,640	10,291	81.4

Consumer:
Automobile loans	3,472	2,269	1,203	53.0
Automobile leases	1,003	1,624	(621)	(38.2)

Automobile loans and leases	4,475	3,893	582	14.9
Home equity	7,320	4,943	2,377	48.1
Residential mortgage	5,264	4,423	841	19.0
Other loans	706	423	283	66.9

Total consumer	17,765	13,682	4,083	29.8

Total loans and leases	40,696	26,322	14,374	54.6
Allowance for loan and lease losses	(642)	(288)	(354)	N.M.

Net loans and leases	40,054	26,034	14,020	53.9

Total earning assets	47,968	31,510	16,458	52.2

Cash and due from banks	990	752	238	31.6
Intangible assets	3,460	626	2,834	N.M.
All other assets	3,436	2,441	995	40.8

Total Assets	$55,212	$35,041	$20,171	57.6%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$5,047	$3,561	$1,486	41.7%
Demand deposits — interest bearing	4,010	2,377	1,633	68.7
Money market deposits	6,510	5,477	1,033	18.9
Savings and other domestic deposits	5,026	2,915	2,111	72.4
Core certificates of deposit	10,874	5,523	5,351	96.9

Total core deposits	31,467	19,853	11,614	58.5
Other domestic deposits of $100,000 or more	2,063	1,101	962	87.4
Brokered deposits and negotiable CDs	3,451	2,850	601	21.1
Deposits in foreign offices	998	557	441	79.2

Total deposits	37,979	24,361	13,618	55.9
Short-term borrowings	2,813	1,970	843	42.8
Federal Home Loan Bank advances	3,399	1,229	2,170	N.M.
Subordinated notes and other long-term debt	3,872	3,478	394	11.3

Total interest bearing liabilities	43,016	27,477	15,539	56.6

All other liabilities	1,034	974	60	6.2
Shareholders’ equity	6,115	3,029	3,086	N.M.

Total Liabilities and Shareholders’ Equity	$55,212	$35,041	$20,171	57.6%

N.M.,	not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Six Months Ended June 30,
Fully Taxable Equivalent basis (1)	2008	2007

Assets
Interest bearing deposits in banks	3.43%	5.09%
Trading account securities	5.18	5.66
Federal funds sold and securities purchased under resale agreements	2.65	5.26
Loans held for sale	5.68	6.01
Investment securities:
Taxable	5.60	6.12
Tax-exempt	6.76	6.67

Total investment securities	5.78	6.21
Loans and leases (3):
Commercial:
Commercial and industrial	5.92	7.38
Commercial real estate:
Construction	5.34	8.02
Commercial	5.86	7.49

Commercial real estate	5.75	7.63

Total commercial	5.85	7.47

Consumer:
Automobile loans	7.18	7.01
Automobile leases	5.56	5.29

Automobile loans and leases	6.82	6.29
Home equity	6.82	7.65
Residential mortgage	5.82	5.58
Other loans	10.21	9.55

Total consumer	6.66	6.65

Total loans and leases	6.20	7.04

Total earning assets	6.13%	6.95%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%
Demand deposits — interest bearing	0.68	1.21
Money market deposits	2.31	3.81
Savings and other domestic deposits	2.05	2.16
Core certificates of deposit	4.52	4.76

Total core deposits	2.93	3.46
Other domestic deposits of $100,000 or more	4.07	5.32
Brokered deposits and negotiable CDs	3.92	5.51
Deposits in foreign offices	1.88	3.07

Total deposits	3.07	3.83
Short-term borrowings	2.21	4.41
Federal Home Loan Bank advances	3.47	4.61
Subordinated notes and other long-term debt	4.66	5.87

Total interest bearing liabilities	3.19	4.16

Net interest rate spread	2.94	2.79
Impact of non-interest bearing funds on margin	0.32	0.52

Net interest margin	3.26%	3.31%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year to Date Income Statement Data (1)
(Unaudited)

	Six Months Ended June 30,		Change
(in thousands, except per share amounts)	2008	2007	Amount	Percent

Interest income	$1,450,086	$1,077,410	$372,676	34.6%
Interest expense	683,396	568,464	114,932	20.2

Net interest income	766,690	508,946	257,744	50.6
Provision for credit losses	209,463	89,539	119,924	N.M.

Net interest income after provision for credit losses	557,227	419,407	137,820	32.9

Service charges on deposit accounts	152,298	94,810	57,488	60.6
Trust services	67,217	52,658	14,559	27.6
Brokerage and insurance income	72,254	33,281	38,973	N.M.
Other service charges and fees	43,983	28,131	15,852	56.4
Bank owned life insurance income	27,881	21,755	6,126	28.2
Mortgage banking income	5,439	16,473	(11,034)	(67.0)
Securities gains (losses)	3,502	(5,035)	8,537	N.M.
Other income (2)	99,608	59,297	40,311	68.0

Total non-interest income	472,182	301,370	170,812	56.7

Personnel costs	401,934	269,830	132,104	49.0
Outside data processing and other services	64,547	47,515	17,032	35.8
Net occupancy	60,214	39,325	20,889	53.1
Equipment	49,534	35,376	14,158	40.0
Amortization of intangibles	38,244	5,039	33,205	N.M.
Marketing	16,258	16,682	(424)	(2.5)
Professional services	22,842	14,583	8,259	56.6
Telecommunications	13,109	8,703	4,406	50.6
Printing and supplies	10,379	6,914	3,465	50.1
Other expense (2)	71,223	42,760	28,463	66.6

Total non-interest expense	748,284	486,727	261,557	53.7

Income before income taxes	281,125	234,050	47,075	20.1
Provision for income taxes	52,705	57,803	(5,098)	(8.8)

Net income	$228,420	$176,247	$52,173	29.6%

Dividends declared on preferred shares	11,151	—	11,151	—

Net income applicable to common shares	$217,269	$176,247	$41,022	23.3%

Average common shares — basic	366,221	235,809	130,412	55.3%
Average common shares — diluted (3)	387,322	238,881	148,441	62.1

Per common share
Net income per common share — basic	$0.59	$0.75	$(0.16)	(21.3)%
Net income per common share — diluted	0.59	0.74	(0.15)	(20.3)
Cash dividends declared	0.3975	0.5300	(0.1325)	(25.0)

Return on average total assets	0.83%	1.01%	(0.18)%	(17.8)%
Return on average total shareholders’ equity	7.5	11.7	(4.2)	(35.9)
Return on average tangible shareholders’ equity (4)	18.2	14.9	3.3	22.1
Net interest margin (5)	3.26	3.31	(0.05)	(1.5)
Efficiency ratio (6)	57.0	58.5	(1.5)	(2.6)
Effective tax rate	18.7	24.7	(6.0)	(24.3)

Revenue — fully taxable equivalent (FTE)
Net interest income	$766,690	$508,946	$257,744	50.6%
FTE adjustment (5)	11,126	8,174	2,952	36.1

Net interest income	777,816	517,120	260,696	50.4
Non-interest income	472,182	301,370	170,812	56.7

Total revenue	$1,249,998	$818,490	$431,508	52.7%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items Influencing Financial Performance Comparisons”.

(2)	Automobile operating lease income and expense is included in ‘Other Income’ and ‘Other Expense’, respectively.

(3)	For the six months ended June 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was included in the diluted share calculation. It was included because the result was less than basic earnings per share (dilutive) on a year-to-date basis.

(4)	Net income less expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities losses.

Huntington Bancshares Incorporated
Year to Date Mortgage Banking Income
(Unaudited)

	Six Months Ended June 30,		Change
(in thousands, except as noted)	2008	2007	Amount	Percent

Mortgage Banking Income
Origination and secondary marketing	$22,430	$11,711	$10,719	91.5%
Servicing fees	22,060	13,796	8,264	59.9
Amortization of capitalized servicing (1)	(13,938)	(8,087)	(5,851)	(72.4)
Other mortgage banking income	10,290	6,069	4,221	69.6

Sub-total	40,842	23,489	17,353	73.9
MSR valuation adjustment (1)	20,938	14,977	5,961	39.8

Net trading losses related to MSR hedging	(56,341)	(21,993)	(34,348)	N.M.

Total mortgage banking income	$5,439	$16,473	$(11,034)	(67.0)%

Capitalized mortgage servicing rights (2)	$240,024	$155,420	$84,604	54.4%
Total mortgages serviced for others (in millions) (2)	15,770	8,693	7,077	81.4
MSR % of investor servicing portfolio	1.52%	1.79%	(0.27)%	(15.1)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$20,938	$14,977	$5,961	39.8%
Net trading losses related to MSR hedging	(56,341)	(21,993)	(34,348)	N.M.
Net interest income related to MSR hedging	15,298	248	15,050	N.M.

Net impact of MSR hedging	$(20,105)	$(6,768)	$(13,337)	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year to Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(in thousands)	2008	2007

Allowance for loan and lease losses, beginning of period	$578,442	$272,068

Loan and lease losses	(138,888)	(71,971)
Recoveries of loans previously charged off	25,192	19,353

Net loan and lease losses	(113,696)	(52,618)

Provision for loan and lease losses	214,657	88,069

Allowance for loan and lease losses, end of period	$679,403	$307,519

Allowance for unfunded loan commitments and letters of credit, beginning of period	$66,527	$40,161
(Reduction in) provision for unfunded loan commitments and letters of credit losses	(5,194)	1,470

Allowance for unfunded loan commitments and letters of credit, end of period	$61,333	$41,631

Total allowances for credit losses	$740,736	$349,150

Allowance for loan and lease losses (ALLL) as% of:
Transaction reserve	1.45%	0.94%
Economic reserve	0.21	0.21

Total loans and leases	1.66%	1.15%

Nonaccrual loans and leases (NALs)	127	145

Total allowances for credit losses (ACL) as% of:
Total loans and leases	1.80%	1.30%
Nonaccrual loans and leases	138	165

Huntington Bancshares Incorporated
Year to Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,

(in thousands)	2008	2007

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$23,093	$9,294
Commercial real estate:
Construction	697	2,897
Commercial	18,677	10,808

Commercial real estate	19,374	13,705

Total commercial	42,467	22,999

Consumer:
Automobile loans	16,530	4,484
Automobile leases	6,139	4,900

Automobile loans and leases	22,669	9,384
Home equity	28,499	11,373
Residential mortgage	7,213	3,626
Other loans	12,848	5,236

Total consumer	71,229	29,619

Total net charge-offs	$113,696	$52,618

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial	0.34%	0.23%
Commercial real estate:
Construction	0.07	0.48
Commercial	0.50	0.64

Commercial real estate	0.41	0.60

Total commercial	0.37	0.36

Consumer:
Automobile loans	0.95	0.40
Automobile leases	1.22	0.60

Automobile loans and leases	1.01	0.48
Home equity	0.78	0.46
Residential mortgage	0.27	0.16
Other loans	3.64	2.48

Total consumer	0.80	0.43

Net charge-offs as a % of average loans	0.56%	0.40%

Huntington Bancshares Incorporated
Year to Date Nonaccrual Loans (NALs), Nonperforming Assets
(NPAs) and Past Due Loans and Leases
(Unaudited)

	Six Months Ended June 30,

(in thousands)	2008	2007

Nonaccrual loans and leases:
Middle market commercial and industrial	$161,345	$65,846
Middle market commercial real estate	261,739	88,965
Residential mortgage	82,882	39,868
Home equity	29,076	16,837

Total nonaccrual loans and leases	535,042	211,516
Restructured loans	368,379	—
Other real estate, net:
Residential	59,119	47,590
Commercial	13,259	2,079

Total other real estate, net	72,378	49,669
Impaired loans held for sale (1)	14,759	—
Other NPAs (2)	2,557	—

Total nonperforming assets	$993,115	$261,185

Nonperforming loans and leases as a % of total loans and leases	1.30%	0.79%

NPA ratio (3)	2.41	0.97

Accruing loans and leases past due 90 days or more	$136,914	$67,277

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.33%	0.25%

	Six Months Ended June 30,

(in thousands)	2008	2007

Nonperforming assets, beginning of period	$1,660,270	$193,620
New nonperforming assets	397,398	163,936
Restructured loans (4)	(762,033)	—
Returns to accruing status	(19,301)	(10,850)
Loan and lease losses	(68,704)	(36,221)
Payments	(141,793)	(37,748)
Sales	(72,722)	(11,552)

Non-performing assets, end of period	$993,115	$261,185

(1)	Represent impaired loans obtained from the Sky acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(2)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

(4)	Restructured loans include loans to Franklin Credit Management Corporation (Franklin) that were restructured during the 2007 fourth quarter, and the subsequent removal of the Franklin Tranche A loans from non-performing status during the 2008 second quarter.